TruGolf + POLYMATH™

Bringing tokenization to the public markets

TruGolf Holdings, Inc. (NASDAQ: TRUG) has agreed to acquire Polymath Research Inc., uniting an established Nasdaq golf-technology company with institutional-grade infrastructure for tokenized real-world assets.

NASDAQ: TRUG

Announced August 2026

Disclaimers & forward-looking statements

No offer or solicitation

This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or subscribe for securities of TruGolf Holdings, Inc. and Polymath Research Inc., in any jurisdiction or an inducement to enter into investment activity.
No part of this presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. No securities commission or similar authority of the United States, Canada, or any other jurisdiction has reviewed or in any way passed upon this presentation or the merits of the securities described herein, and any representation to the contrary is an offence. This presentation does not contain all of the information that would normally appear in a prospectus or registration statement under applicable Canadian or United States securities laws. Readers should not construe the contents of this presentation as investment, legal, tax, regulatory, financial or accounting advice and are urged to consult with their own advisers in relation to such matters.

TruGolf and Polymath do not make any representation or warranty (express or implied) as to the accuracy or completeness of the information in this presentation. Except as may be required by applicable law, TruGolf and Polymath expressly disclaim any obligation to update any of the information contained herein or to inform readers of any matters of which it becomes aware that may affect any matter referred to in this presentation. Certain information in this presentation is based on management estimates. Such estimates have been made in good faith and represent the current beliefs of management. Management believes that such estimates are founded on reasonable grounds. However, by their nature, estimates may not be correct or complete. Accordingly, no representation or warranty (express or implied) is given that such estimates are correct or complete. Market data and certain industry data and forecasts included in this presentation were obtained from internal company surveys, market research, publicly available information, reports of governmental agencies and industry publications and surveys. Where this presentation quotes any information or data from any third-party source, it should not be interpreted that the TruGolf or Polymath have adopted or endorsed such information or data as being accurate. TruGolf and Polymath have not independently verified any of such information from third-party sources or any underlying assumptions. Accordingly, TruGolf and Polymath make no representation or warranty (express or implied) on the fairness, accuracy, completeness or correctness of any such third-party information.

Forward-looking statements

Certain statements contained in this presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute “forward-looking information” within the meaning of Canadian securities legislation and “forward looking statements” within the meaning of US securities legislation “forward-statements”. Forward-looking statements are frequently, but not always, identified by words such as “expects,” “anticipates,” “believes,” “intends,” “estimates,” “potential,” “possible,” “projects,” “plans,” and similar expressions. Such statements, based as they are on the current expectations of management, inherently involve numerous important risks, uncertainties and assumptions, known and unknown, many of which are beyond the TruGolf’s and Polymath’s control, including the proposed transaction and its timing, the structure and benefits of the transaction, the combined company’s business objectives, strategies, synergies, and prospectus, and any revenue, backlog, margin, cost-reduction, headcount or other targets. Such risks factors include but are not limited to: business risks, market risks, and risks associated with micro-cap companies. Consequently, actual future results and events may differ materially from the anticipated results and events expressed in the forward-looking statements. The Company believes that expectations represented by forward-looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. The reader should not place undue reliance, if any, on any forward-looking statements included in this presentation. These forward-looking statements speak only as of the date made, and the Company is under no obligation and disavows any intention to update publicly or revise such statements as a result of any new information, future event, circumstances or otherwise, unless required by applicable legislation or regulation.

Additional information

In connection with the proposed transaction, TruGolf intends to file a proxy statement and other materials with the SEC. Investors are urged to read those materials when available, as they will contain important information, and will be available free of charge at www.sec.gov and from TruGolf. TruGolf, Polymath and their directors and officers may be deemed participants in the solicitation of proxies.

Financial & third-party data

Certain figures are unaudited, preliminary, or drawn from company or third-party sources believed reliable but not independently verified. Operating metrics are as of the dates indicated. Backlog and pipeline reflect identified opportunities at various stages and are not guarantees of future revenue. Market and industry estimates are illustrative and subject to change.

THE TRANSACTION

The transaction at a glance

ACQUIRER	TruGolf Holdings, Inc. — NASDAQ: TRUG (Nevada)
TARGET	Polymath Research Inc. — blockchain infrastructure (Canada)
STRUCTURE	Business combination via a Canadian (CBCA) amalgamation with a TruGolf subsidiary
CONSIDERATION	Polymath shareholders receive TruGolf Class A common stock equal to ~19.9% of TruGolf's Class A shares outstanding immediately prior to closing, plus non-voting Series C preferred stock for the balance
FINANCING	$3.0M (stated value) from existing holders of TruGolf Series A preferred stock, concurrent with closing (conditional)
LISTING	Combined company retains the TruGolf name and Nasdaq listing
TIMING	Expected to close in Q3 2026, subject to customary closing conditions, including required regulatory and third-party approvals as well as the achievement of certain market value of listed securities requirements

STRUCTURE



TruGolf Holdings, Inc.
NASDAQ: TRUG · surviving public company
TruGolf Merger Sub
amalgamates with Polymath
Polymath Research Inc.
becomes part of the combined company

Polymath shareholders → ~19.9% Class A common + Series C preferred

A cleaner capital structure at close

The transaction is designed to reduce structural overhang, moving from variable, reset-priced preferred toward a defined structure, and funding the combined company at closing.

TODAY

Legacy, variable-price convertible preferred has driven the overhang. A majority has already converted, shrinking it.

→

AT CLOSE

Polymath is paid in ~19.9% Class A voting common plus fixed-ratio, non-voting Series C preferred — not a price-based reset. $3.0M of committed financing funds the company.

→

POST-CLOSE

A defined capital structure with the variable overhang materially reduced; any remaining conversions follow a set path.

Net effect: the transaction is designed to resolve overhang, not add to it — variable, reset-priced preferred gives way to a defined structure, financed at close.

Illustrative summary of capital-structure effects; subject to the definitive agreements and actual conversions, and not a complete description of the securities. See disclaimers.

Why this combination, and why now

"We believe tokenization is where capital markets are headed, and Polymath has spent nearly a decade building the compliant infrastructure institutions need to get there."
— Brenner Adams, Chairman of the Board, TruGolf Holdings

01

A structural shift is underway

Institutions are moving real-world assets (funds, credit, treasuries) onto compliant digital rails to make them faster to issue, cheaper to administer and easier to trade.

02

Scarce public exposure

There are few pure-play, publicly listed ways to invest in the infrastructure of tokenized finance. A Nasdaq listing makes that exposure investable.

03

Two real businesses, one listing

An established, revenue-generating technology company combined with institutional-grade financial infrastructure — not a concept, but two operating businesses.

"We built Polymath to make regulated digital securities practical at scale, and this milestone validates years of disciplined work by our team." **— Natalie Hirsch, Chief Financial Officer, Polymath**

TruGolf: a golf-technology company since 1982

A pioneer of indoor golf simulation and one of the most recognized brands in golf technology, from the Links franchise that helped define golf gaming to today's E6 software, hardware and connected venues.

40+
years of golf-technology innovation

75M+
player shots captured and analyzed

24 / 7 / 365
indoor play, weather-independent

E6 CONNECT
Flagship simulation & esports software platform

E6 APEX
New visual engine: streaming real-world courses, club fitting, AI coaching

APOGEE
Instant-impact camera hardware — industry-leading accuracy

TruGolf RANGE
Next-generation indoor driving-range platform

TruGolf Links
Franchise venues — book, play, eat; memberships & F&B

watsonx.ai
Used for real-time AI generated player commentary

Golf is booming and moving off-course


U.S. golf participants (millions)
30.1
34.2
47.2
2014
2019
2024

Source: National Golf Foundation (2025).

47.2M
total U.S. participants in 2024, up from 30.1M a decade ago

+93%
growth in off-course-only golfers, 2019–2024

$23.3B
U.S. driving-range market in 2024

Off-course play — simulators, ranges and entertainment venues — now attracts a younger, more diverse audience and is the industry's fastest-growing segment.

Polymath: infrastructure for tokenized assets

POLYMATH™

Founded in 2017, Polymath builds the institutional-grade infrastructure that lets regulated real-world assets be issued, settled and traded on blockchain, with identity and compliance built in at the base layer.

$4.2M
2025 revenue

$21M
total assets

Financials as reported for the year ended 2025. · Asset-light, software-driven model.

ONE VERTICALLY INTEGRATED STACK

1	**Issuance**	Polymath Capital Platform — issue & administer regulated assets
2	**Settlement**	Polymesh — a purpose-built Layer-1 blockchain for regulated assets
3	**Confidentiality**	Confidential Assets — private, compliant settlement via zero-knowledge proofs
4	**Treasury & yield**	Protocol staking and treasury strategy

Real adoption, already on-chain

$132M+
tokenized assets issued to date

65+
active issuers on the platform

>$1B+
backlog expected to convert within 12 months

50+
ecosystem partners

~19.5%
treasury staking yield (POLYX)

Live
Confidential Assets on Polymesh mainnet

Operating metrics as of December 31, 2025 unless otherwise noted. Backlog reflects identified asset-tokenization opportunities at various stages and is not a guarantee of future revenue. POLYX is the native token of the Polymesh network.

$2.1B potential opportunities across real-world assets

Approximately $2.1B of securitized-asset opportunities span commercial real estate, energy, mining, entertainment, technology, private companies and financial institutions — broad demand for Polymath's tokenization, compliance and digital-securities infrastructure.

REPRESENTATIVE POTENTIAL OPPORTUNITIES

Commercial real estate · U.S. & Canada

Developers tokenizing equity and debt across development projects, income-producing assets and private real estate funds.

Film studios & entertainment IP

Studios and IP owners structuring investments tied to film production, studio assets, IP and future revenue streams.

Mining & precious metals

Chromium, gold and other projects exploring tokenized ownership tied to mining assets, production and commodity economics.

Texas oil & gas sponsors

Digitizing private energy investments — drilling programs, mineral interests and revenue-producing oil & gas assets.

Startups across many industries

Raising private capital, managing digital securities and engaging investors across the full securities lifecycle.

Broker-dealer marketplaces

Launching branded digital-securities marketplaces for issuance, onboarding, transactions and secondary-market workflows.

Pipeline reflects identified securitized-asset opportunities at various stages and is not a guarantee of future revenue.

An established, global ecosystem

Partners across the full tokenization lifecycle on Polymesh and regulated projects spanning roughly a dozen markets in the Americas, EMEA and Asia-Pacific.

POLYMESH ECOSYSTEM PARTNERS — ISSUANCE · CUSTODY · IDENTITY · SECONDARY TRADE · TECHNOLOGY · ADVISORY

Custody

BitGo
Dfns
BDACS
Bitwave

Issuance

AlphaPoint
DigiClear
Marketlend
REtokens
TokenTraxx

Identity

Jumio
Netki
Republic

Technology

Cryptoworth
NayaOne
Stably
Radiumblock
Zondax

REGULATED PROJECTS WORLDWIDE

Americas

Canada — issuance & custody
United States — BD issuance + transfer agent
Barbados — central securities depository

Europe, Middle East & South Asia

United Kingdom & EU — custodian
European Union — licensed exchange & EMI
UAE — BD, exchange, custody
Pakistan — BD, exchange, custody

Asia-Pacific

Hong Kong — exchange proof-of-concept
South Korea — exchange & custody
Singapore — CSD / CDD
Australia — BD issuance platform

Selected Polymesh ecosystem partners (source: polymesh.network/ecosystem). Global projects are illustrative — operational, prospective and white-label; not a complete list.

THE MARKET

Tokenization: a capital-markets upgrade

Tokenization brings programmable compliance, near-instant settlement and 24/7 markets to assets that still settle on decades-old infrastructure. The largest near-term categories are real-world assets — real estate, private funds and credit — not just crypto-native instruments.

$400T+

in global financial assets — the addressable base for tokenization

Leading asset managers are already issuing tokenized funds and settling regulated assets on-chain — the shift is underway, not hypothetical.



Estimated tokenized real-world assets (USD trillion)
18.9
9.4
4.6
1.6
0.6
2025
2027
2029
2031
2033

Illustrative third-party industry estimates; actual results may differ materially.

DIFFERENTIATION

Why Polymath stands apart

Many companies now tokenize financial assets. Polymath is built differently and aims at a broader, harder-to-replicate opportunity.

1

Owns the rails

The core is a purpose-built Layer-1 blockchain — vertically integrated from issuance to settlement, not an app on someone else's chain.

2

Regulatory-first

Identity and compliance enforced at the protocol layer — built for regulated securities.

3

Confidential by design

On-chain zero-knowledge privacy (Confidential Assets) that institutions require.

4

Real-world / hard assets

A backlog led by real estate and hard assets — not only financial instruments.

5

Live & global

Real revenue, active issuers, 50+ partners and regulated projects worldwide.

The difference: unlike tokenization apps built on someone else's chain, Polymath owns the full stack and is bringing real-world hard assets on-chain, not just financial instruments.

The infrastructure the ecosystem builds on

Polymath isn't one more tokenization app competing for a single use case — it's the compliant base layer the category needs. Complementary to issuers, venues and other platforms, not competing with them.

THE RWA STACK

The RWA ecosystem
Issuers · funds · broker-dealers · exchanges & ATSs · marketplaces — including third-party platforms across the space

builds on ↓

Polymath
Issuance, compliance & asset-lifecycle platform

Polymesh
Compliant Layer-1 — identity · compliance · settlement · confidentiality

1. **Picks-and-shovels**
The compliant infrastructure the whole category needs — not a single app betting on one use case.

2. **Complementary, not competitive**
Issuance apps, trading venues and RWA platforms can build on and interoperate with Polymesh's rails.

3. **One way to own the theme**
Investors exposed to specific RWA names gain exposure to the underlying infrastructure through TRUG.

4. **Open & interoperable**
Standards-based and designed to connect the ecosystem, not wall it off.

"Own the rails, not just one app."

THE COMBINED COMPANY

One public company, two engines of growth

TruGolf

- Established, revenue-generating platform
- Large, data-rich consumer footprint
- Real-world assets: courses & venues
- Moving to a lean, asset-light model

+

Consumer technology

meets

institutional finance

A Nasdaq platform positioned to lead in tokenized finance while operating and growing a real technology business.

POLYMATH

- Institutional-grade RWA infrastructure
- Recurring, high-margin economics
- Backlog led by real-world assets
- Growth via platform & disciplined M&A

Bridging established markets and emerging digital finance — under one Nasdaq listing.

Where the two companies compound each other

1 Real-world assets, on-chain

Polymath's infrastructure can bring hard assets into compliant tokenized form — real estate, infrastructure, and TruGolf's own courses, venues and leisure real estate as a natural first use case.

2 Data & technology

TruGolf's player data, AI (watsonx.ai) and product engineering strengthen the platform; Polymath adds programmable ownership, compliance and settlement rails.

3 Brand & distribution

TruGolf's brand, franchise network and consumer reach create a distribution channel few tokenization companies can match.

4 One lean operating model

Two asset-light, software-driven businesses under one Nasdaq listing — shared infrastructure, shared discipline.

Illustrative strategic opportunities; forward-looking and not commitments. Any tokenized-asset activity would be conducted in compliance with applicable law.

What a tokenized golf course could look like


LIVE
FR
FAIRWAY RESERVE

FR **Fairway Reserve Golf Club**
Scottsdale, Arizona

An illustrative opportunity to participate in the ownership of a premium destination golf property through digitally represented...

$8.8M raised — 35% of $25.0M

142 investors

MINIMUM $25K	EXPECTED CLOSE Jun 30, 2027
ELIGIBILITY Accredited	SECURITY Digital Equity
TARGET HOLD 5–7 Years	

Real Estate · Polymesh · North America

View Offering ↗ · Talk to a Human

Combine TruGolf's real-world golf assets with Polymath's compliant tokenization rails, and a premium course becomes an investable, on-chain real-world asset.

- **Fractional digital equity** Accredited investors own a share of the property from a set minimum with no whole-asset purchase required.
- **On-chain real-world asset** Issued and settled on Polymesh, with identity (KYC / KYB) and compliance enforced at the protocol layer.
- **Transparent by design** Live raise progress, investor count and offering terms that are visible in real time.
- **A path to liquidity** Digitizing every course in the world, 17K already digitized and playable in E6
- **TruGolf × Polymath** TruGolf brings the assets, brand and audience; Polymath brings the infrastructure.

Illustrative concept only. "Fairway Reserve Golf Club" is a hypothetical example and not a real offering, security or solicitation, and the figures shown are illustrative.

Diversified today, a clear path to growth

A STEP-CHANGE IN REVENUE

$4.2M → **Parity**

Polymath
2025 revenue

target: revenue parity with the TruGolf business

Targeted within 12–18 months

Growth drivers: converting the $1B+ 12-month backlog · platform adoption · Confidential Assets (enterprise SaaS) · professional services · disciplined M&A.

DIVERSIFIED, RECURRING REVENUE

TruGolf

- Hardware & simulators
- E6 software subscriptions
- Franchise fees & royalties
- Venue memberships & F&B

POLYMATH

- Issuance & platform fees
- Settlement & chain fees
- Professional services
- Confidential Assets (SaaS)

Revenue spans one-time sales, subscriptions and usage-based fees across two businesses which are increasingly recurring.

Revenue target is a forward-looking goal, not a projection or guarantee; see disclaimers. TruGolf's revenue is reported in its SEC filings.

FOR SHAREHOLDERS

Why the public markets and why it matters

1

Scarce exposure

A rare public-market way to invest in the infrastructure of tokenized real-world assets.

2

Capital & coverage

Access to institutional capital, analyst coverage and shareholder liquidity.

3

Credibility

The transparency and reporting standards of a Nasdaq listing.

4

M&A currency

Public equity to consolidate a fragmented, early-stage market.

5

Diversified revenue

Two businesses across consumer technology and financial infrastructure.

6

Optionality

Upside to a multi-trillion-dollar structural shift in capital markets.

Leadership & board of the combined company

Effective at closing — experienced across financial infrastructure, blockchain and golf technology.

DH

David Hackett

Chairman

20+ years in financial leadership, governance, public financing and M&A; CPA/CA, Ivey MBA.

CJ

Chris Jones

CEO & Director

Co-founder and CEO of TruGolf; four decades pioneering golf-simulation technology, from Links to today's E6 platform.

NH

Natalie Hirsch

CFO & COO

CPA, CA and PMP; former Interim CEO/COO at AnalytixInsight and VP Operations at Coinsquare.

SP

Steven Passey

CFO, TruGolf division

Continues to lead finance for the TruGolf golf-technology business.

BA

Brenner Adams

Director

Long-time TruGolf leader; growth, brand and go-to-market across consumer technology.

SUMMARY

Investment highlights

✓ Two real businesses

An established Nasdaq golf-technology company and an institutional tokenization platform: both generating revenue today.

✓ Owns the rails

Vertically integrated on a purpose-built Layer-1 and not an app on someone else's chain.

✓ Real-world assets

A backlog led by real estate and hard assets: $1B+ within 12 months, $3B+ beyond.

✓ Clear growth path

Polymath targets revenue parity with TruGolf within 12–18 months; TruGolf reshaping to a leaner, asset-light model.

✓ Powerful tailwinds

Golf's off-course boom and the tokenization of capital markets: two structural shifts in one company.

✓ Experienced team

Leadership spanning fintech, blockchain and golf technology, with public-company experience.

TruGolf + POLYMATH

One public company.
Two engines of growth.
Three worlds converging.

Uniting an established Nasdaq golf-technology company with institutional-grade infrastructure for tokenized real-world assets.

NASDAQ: TRUG Investor Relations · TruGolf Holdings, Inc. For additional information, refer to TruGolf's filings at www.sec.gov